Golub Capital BDC, Inc. Announces Stockholder Approval of Proposed Merger With Golub Capital BDC 3, Inc. NEW YORK, May 29, 2024 — Golub Capital BDC, Inc. (“GBDC,” or the “Company”), a business development company (Nasdaq: GBDC), announced today that it obtained stockholder approval of the proposal related to its merger with Golub Capital BDC 3, Inc. (“GBDC 3”) at a special meeting of the Company’s stockholders on May 29, 2024. 98% of GBDC stockholders who voted at the meeting voted in favor of the proposal related to effecting the proposed merger as described in the joint proxy statement and Company’s prospectus. At a separate meeting held on May 29, 2024, over 98% of GBDC 3 stockholders who voted at the meeting voted in favor of the proposal related to effecting the proposed merger as described in the joint proxy statement and Company’s prospectus. The merger is currently expected to close in June 2024, subject to satisfaction of customary closing conditions. David B. Golub, CEO of GBDC, said, “We would like to thank our stockholders and the stockholders of GBDC 3 for their strong support of the proposed merger. We would also like to thank the independent directors of GBDC and GBDC 3 for their careful evaluation of the proposed merger on behalf of their respective stockholders. We believe the merger with GBDC 3 is a win-win-win—good for GBDC stockholders, good for GBDC 3 stockholders, and good for GBDC. We look forward to delivering the powerful advantages of the combined company to our current and future stockholders.” About Golub Capital BDC, Inc. Golub Capital BDC Inc. (“Golub Capital BDC”) is an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Golub Capital BDC invests primarily in one stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. Golub Capital BDC’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”). About Golub Capital Golub Capital is a market-leading, award-winning direct lender and experienced credit asset manager. The firm specializes in delivering reliable, creative and compelling financing solutions to companies backed by private equity sponsors. Golub Capital’s sponsor finance expertise also forms the foundation of its Broadly Syndicated Loan and Credit Opportunities investment programs. Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from private equity sponsors and investors. As of January 1, 2024, Golub Capital had over 875 employees and over $65 billion of capital under management, a gross measure of invested capital including leverage. For more information, please visit golubcapital.com. Forward-Looking Statements This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this communication may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. GBDC undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this communication. Some of the statements in this communication constitute forward-looking statements, which relate to future events, future performance or financial condition or the two-step merger of GBDC 3 with and into GBDC (collectively, the “Mergers”). The forward-looking statements involve risks and uncertainties, including statements as to: future operating results of GBDC and GBDC 3; business prospects of GBDC and GBDC 3 and the prospects of their portfolio companies; and the impact of the investments that GBDC and GBDC 3 expect to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) expected synergies and savings associated with the Mergers; (ii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iii) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (iv) risks associated with possible disruption in the operations of GBDC and GBDC 3 or the economy generally, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; (v) turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which GBDC and GBDC 3 invest; (vi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (vii) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of GBDC’s or GBDC 3’s assets; (viii) elevating levels of inflation, and its impact on GBDC and GBDC 3, on their portfolio companies and on the industries in which they invest; (ix) GBDC’s and GBDC 3’s plans, expectations, objectives and intentions, as a result of the Mergers; (x) the future operating results and net investment income projections of GBDC and GBDC 3 following the closing of the Mergers; (xi) the ability of GC Advisors to locate suitable investments for GBDC and GBDC 3 and to monitor and administer its investments; (xii) the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; and (xiii) other considerations that may be disclosed from time to time in GBDC’s and GBDC 3’s publicly disseminated documents and filings. GBDC and GBDC 3 have based the forward-looking statements included in this press release on information available to them on the date of this communication, and they assume no obligation to update any such forward-looking statements. Although GBDC and GBDC 3 undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that GBDC and GBDC 3 in the future may file with the SEC, including the registration statement on Form N-14, which includes the joint proxy statement of GBDC and GBDC 3 and a prospectus of GBDC, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Contact: Christopher Ericson 312-212-4036 cericson@golubcapital.com press@golubcapital.com SOURCE Golub Capital BDC, Inc.